EXHIBIT 10.45.2



                       THIRD AMENDMENT TO PROMISSORY NOTE

     THIS THIRD AMENDMENT TO PROMISSORY NOTE (the "Amendment"), is made as of June11, 2004 by and between MISSION WEST PROPERTIES, L.P., a Delaware limited partnership ("Borrower"), and CITICORP USA, INC., a Delaware corporation ("Lender") as follows:

                                    RECITALS

     A. In connection with a loan (the "Loan"), made by Lender to Borrower, Borrower executed that certain Promissory Note, dated as of April 8, 2003, payable to Lender, in the amount of $80,000,000, as amended by that certain First Amendment to Promissory Note dated as of June 30, 2003 and by that certain Second Amendment to Promissory Note dated as of March 29, 2004 (as amended, the "Note"). Borrower's obligations under the Note are secured, among other security, by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Deed of Trust"), dated as of April 8, 2003 executed by Borrower, as trustor, in favor of Lender, as Beneficiary, and recorded in the official records of Santa Clara County, California on April 8, 2003 as document number 16947181, and guaranteed by that certain Guaranty (the "Guaranty"), dated as of April 8, 2003 executed by Carl E. Berg, an individual, Mission West Properties, L.P. I, a Delaware limited partnership, Mission West Properties, L.P. II, a Delaware limited partnership and Mission West Properties, L.P. III, a Delaware limited partnership (collectively, "Guarantor"). Borrower and Guarantor have also executed and delivered to Lender that certain Environmental Indemnity Agreement (the "Environmental Indemnity") dated April 8, 2003. The Note, the Deed of Trust, the Guaranty, the
Environmental Indemnity and the other documents, instruments and agreements evidencing or securing the Loan are hereinafter referred to collectively as the "Loan Documents".

     B. Borrower has requested and Lender has agreed, subject to the terms of this Amendment, to modify the terms of the Note to extend the Maturity Date (as defined in the Note).

     NOW, THEREFORE, in consideration of the foregoing and for other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

                                    AGREEMENT

     1. DEFINITIONS. Except as modified herein, terms defined in the Note shall have the same meaning when used in this Amendment.

     2. MODIFICATION TO NOTE. On and after the date of this Amendment, the definition of "Maturity Date" set forth in Paragraph 1(a) of the Note shall be amended and modified to mean September 6, 2004; provided, however, that the foregoing amendment is subject to Borrower's satisfaction of the condition subsequent described in Section 3 hereof. In the event that Borrower shall fail to satisfy such condition subsequent in accordance with the terms of Section 3 hereof, then notwithstanding the extension of the Maturity Date as set forth herein, such failure shall constitute an Event of Default under the Loan Documents and Lender may, in its discretion, declare all of the indebtedness evidenced by the Note to be immediately due and payable and may exercise the other remedies available to Lender under the Loan Documents or at law or in equity.

     3. CONDITION SUBSEQUENT. Lender's agreement to extend the Maturity Date as set forth in Section 2 above is subject to the satisfaction of the condition subsequent set forth in this Section 3. Not later than July 6, 2004 Borrower shall either (a) grant to Lender a first priority lien on commercial real property acceptable to Lender in Lender's sole and absolute discretion owned by Borrower in fee simple and having an "as-is" market value of not less than $7,570.000,00 as determined by a subsequently ordered appraisal in form and substance satisfactory to Lender (the "Additional Property"), or (b) make a principal prepayment in respect of the indebtedness evidenced by the Note in an amount sufficient to reduce the outstanding principal balance thereof to $74,690,000.00. In the event that Borrower elects to grant to Lender a first priority lien on the Additional Property as provided in clause
          (a) above, Borrower shall be responsible for all of Lender's costs and expenses incurred in connection therewith, including without limitation, Lender's review of an ALTA/ACSM land survey, an appraisal of the Additional Property, a Phase I environmental site assessment with respect to the Additional Property, the fees and expenses of Lender's outside counsel, and the premiums for a new policy of title insurance or endorsements to Lender's existing policy of title insurance. In the event that Borrower elects to pay the indebtedness evidenced by the Note as provided in clause (b) above, Borrower shall pay any prepayment premium required pursuant to the terms of Paragraph 14 of the Note.

     4. REAFFIRMATION OF NOTE AND OTHER LOAN DOCUMENTS. Except as modified pursuant to Section 2 hereof, the Note is unmodified and remains in full force and effect.

     5. CONDITIONS PRECEDENT. Before this Amendment becomes effective, the following conditions shall be satisfied in a manner satisfactory to Lender in the exercise of its reasonable judgment: (a) no Event of Default shall have occurred and be continuing and no other event shall have occurred and be continuing if the event, with notice or the passage of time or both, would be such an Event of Default; (b) if requested by Lender, Borrower shall have provided such title endorsements as Lender may request to insure the continuing first-lien priority of the Deed of Trust; (c) no material adverse change shall have occurred, or be reasonably likely to occur, in the Property or in Borrower's or any Guarantor's business conditions (financial or otherwise), operations, properties or prospects, or ability to repay the Loan; and (d) each Guarantor shall have executed the reaffirmation of its obligations attached hereto.

     6. BORROWER'S REPRESENTATIONS AND WARRANTIES. Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents and further represents and warrants that: (a) the recitals set forth above in the Recitals are true, accurate and correct;
          (b) Borrower  is the sole legal and beneficial  owner of the Property;
          (c) the Deed of Trust constitutes a valid, first priority lien encumbering the Property and there are no other mortgages, deeds of trust or other such liens encumbering the Property or any portion thereof; (d) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms;
          (e) the execution, delivery and performance of this Amendment are within Borrower's power and authority and have been duly authorized by all requisite partnership action, and are not in contravention of any law, or of Borrower's certificate of limited partnership or partnership agreement; (f) there exists no Event of Default under the Note or any other Loan Document; and (g) there are no offsets, claims, counterclaims, cross-claims or defenses with respect to the Loan.

     7. GOVERNING LAW; SEVERABILITY. This Amendment shall be governed by and construed under the internal laws (as opposed to the laws of conflicts) of the State of California. In the event that any provision or clause of this Amendment is construed by a court of competent jurisdiction to be void, invalid or unenforceable, such construction shall not affect other provisions of this Amendment which can be given effect without the void, invalid or unenforceable provision, and to this end the provisions of this Amendment are declared to be severable.

     8. CAPTIONS. Titles and headings appearing in this Amendment are intended solely for means of reference and are not intended to modify any of the provisions of this Amendment.

     9. ENTIRE AGREEMENT. This Amendment constitutes the entire agreement between Borrower and Lender with respect to the subject matter of this Amendment and may not be modified or amended in any manner except in writing executed and delivered by Borrower and Lender.

     10. COUNTERPARTS. This Amendment may be executed in multiple counterparts, each of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date set forth above.

                                        BORROWER:

                                        MISSION WEST PROPERTIES, L.P.,
                                        a Delaware limited partnership

                                        By:      Mission West Properties, Inc.,
                                                 a Maryland corporation
                                                 its general partner

                                                 By:  /s/ Carl E. Berg
                                                    ----------------------------
                                                       Carl E. Berg
                                                       Chief Executive Officer




                                        LENDER:

                                        CITICORP USA, INC.,
                                        a Delaware corporation


                                        By:  /s/ David Taylor
                                           -------------------------------------
                                           David Taylor
                                           Vice President

                           REAFFIRMATION OF GUARANTORS

     Guarantor hereby (a) represents and warrants to Lender that, if Guarantor is a partnership, the execution, delivery, and performance of this Reaffirmation are within its partnership powers and have been duly authorized by all necessary partnership action; (b) represents and warrants to Lender that the execution, delivery, and performance of this Reaffirmation shall not constitute a breach of any other document, instrument or agreement to which it is a party or by which its property is bound; (c) consents to the amendment of the Loan Documents pursuant to and on the terms stated in the Amendment, including but not limited to the extension of the Maturity Date to September 6, 2004; (d) acknowledges and reaffirms its obligations owing to Lender under the Guaranty, the Environmental Indemnity and any other Loan Documents to which it is a party; and (e) ratifies, affirms, reaffirms, acknowledges, confirms agrees that each of the Guaranty, the Environmental Indemnity and any other Loan Documents to which it is a party is and shall remain in full force and effect and represents a valid and enforceable obligation of the Guarantor.

                                         GUARANTOR:


                                         /s/ Carl E. Berg
                                         ---------------------------------------
                                         CARL E. BERG, an individual



                                         MISSION WEST PROPERTIES, L.P. I,
                                         a Delaware limited partnership

                                         By:      Mission West Properties, Inc.,
                                                  a Maryland corporation
                                                  its general partner

                                                  By:/s/ Carl E. Berg
                                                     ---------------------------
                                                     Carl E. Berg
                                                     Chief Executive Officer


                                         MISSION WEST PROPERTIES, L.P. II,
                                         a Delaware limited partnership

                                         By:      Mission West Properties, Inc.,
                                                  a Maryland corporation
                                                  its general partner

                                                  By:/s/ Carl E. Berg
                                                     ---------------------------
                                                     Carl E. Berg
                                                     Chief Executive Officer


                                         MISSION WEST PROPERTIES, L.P. III,
                                         a Delaware limited partnership

                                         By:      Mission West Properties, Inc.,
                                                  a Maryland corporation
                                                  its general partner

                                                  By:/s/ Carl E. Berg
                                                     ---------------------------
                                                     Carl E. Berg
                                                     Chief Executive Officer